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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of Earliest Event Reported):
                               December 17, 1997



                                 BIOFIELD CORP.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                    0-27848                  13-3703450
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(State or other              Commission File           (IRS Employer
 jurisdiction of                    Number)                    Identification
 incorporation)                                                 No.)

          1225 Northmeadow Parkway, Suite 120, Roswell, Georgia 30076
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                   (Address of principal executive offices)

                    Registrant's Telephone Number, including
                           area code: (770) 740-8180



                      -----------------------------------
                 (Former Address, if changed since last report)


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         Item 5.  Other Events

         On December 17, 1997, the Company consummated a private placement (the "Offering") of 2,867,670 shares of its Common Stock, par value $.001 per share (the "Common Stock"), at a price of $3.15 per share, yielding aggregate gross proceeds to the Company of $9,033,160. The Offering was made pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), provided by Section 4(2) thereof and Regulation D thereunder.

         The Company intends to use the net proceeds of the Offering, estimated to be approximately $8,400,000, for funding clinical trials, research and development, manufacturing, European sales and marketing and general corporate purposes.

         Concurrent with the closing of the Offering, the Company issued an aggregate of 643,639 shares of Common Stock in exchange for outstanding warrants (with a weighted average exercise price of $10.40) to purchase an aggregate of 1,574,930 shares of Common Stock (the "Warrant Exchange"). Such outstanding warrants were issued in connection with the Company's 1995 private placement of securities units. The Company did not receive any proceeds from the Warrant Exchange; however, in order to participate in the Warrant Exchange, warrant holders were also required to invest in the Offering. Participants in the Warrant Exchange have signed "lock-up" agreements pursuant to which they have agreed not to sell or offer to sell their shares of Common Stock acquired in exchange for their warrants, without the prior written consent of the Company, for a period of one year from the date of the issuance of such shares. The Company has agreed not to release any of the Warrant Exchange participants from such "lock-up" agreements without the prior written consent of Hambrecht & Quist LLC, the placement agent for the Offering.

          After giving effect to the Offering and the Warrant Exchange, as of December 17, 1997, there were outstanding 10,029,609 shares of Common Stock, warrants to purchase an aggregate of 396,762 shares of Common Stock with a weighted average exercise price of $9.83 per share, and options to purchase an aggregate of 1,983,969 shares of Common Stock with a weighted average exercise price of $5.60 per share. The following principal stockholders of the Company participated in the Warrant Exchange and the Offering: the Goldman Sachs Group, L.P. and related investors (collectively, the "GS Parties") purchased 730,157 shares of Common Stock in the Offering and exchanged warrants for 444,510 shares of Common Stock in the Warrant Exchange; C. Leonard Gordon (jointly with his wife, Margot Gordon) purchased 79,365 shares of Common Stock in the Offering and exchanged warrants for 8,437 shares of Common Stock in the Warrant Exchange; H & Q Healthcare Investors and H & Q Life Science Investors purchased an aggregate of 428,572 shares of Common Stock in the Offering and exchanged warrants for an aggregate of 27,780 shares of Common Stock in the Warrant Exchange; and The Travelers Indemnity Company and The Phoenix Insurance Company purchased an aggregate of 79,363 shares of Common Stock in the Offering and exchanged warrants for an aggregate of 55,562 shares of Common Stock in the Warrant Exchange. After giving effect to the Offering and the Warrant Exchange, the aggregate number of shares of Common Stock beneficially owned and the percentage of the shares of Common Stock outstanding represented thereby of such principal stockholders is, to the Company's


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knowledge, as follows: The GS Parties own 2,246,131 shares of Common Stock
(22.4% of the outstanding shares of Common Stock); C. Leonard Gordon (jointly with his wife, Margot Gordon) owns 1,075,387 shares of Common Stock (10.7% of the outstanding shares of Common Stock); H & Q Healthcare Investors and H & Q Life Science Investors own an aggregate of 947,273 shares of Common Stock (9.4% of the outstanding shares of Common Stock); and The Travelers Indemnity Company and The Phoenix Insurance Company own an aggregate of 680,414 shares of Common Stock (6.8% of the outstanding shares of Common Stock).

         In connection with the consummation of the Offering, the Company and the investors in the Offering entered into a registration rights agreement (the "Registration Rights Agreement") pursuant to which the Company agreed to file as soon as reasonably practicable after the closing of the Offering a registration statement on Form S-3 covering resales of the shares of Common Stock issued in the Offering, and the Company agreed to use its best efforts to cause such registration statement to become effective as soon as reasonably practicable and, in any event, within seventy-five days following the closing of the Offering (the "Pre-registration Period"). Pursuant to the Registration Rights Agreement, the Company also agreed that it would maintain the effectiveness of the registration statement with respect to an investor until the securities registered therein by such investor are sold pursuant to an offering registered under the Securities Act or are eligible to be sold pursuant to Rule 144(k) under the Securities Act or are sold in compliance with Rule 144. Under certain conditions as set forth in the Registration Rights Agreement, the Company will be required to issue additional shares of Common Stock to investors in the Offering if there is a delay beyond the pre-registration Period in the registration of the Shares or a reduction in the ability of investors in the Offering to sell the Shares under certain circumstances.

         In connection with the Offering, and in addition to the "lock-up" agreements described above, the Company's officers, directors and principal stockholders signed "lock-up" agreements pursuant to which they agreed that they will not, directly or indirectly, offer to sell, assign or grant options to purchase or otherwise dispose of or transfer any shares of Common Stock, any securities convertible into or exchangeable for Common Stock or rights to acquire Common Stock owned or directly or indirectly controlled by such stockholder without the prior written consent of the Placement Agent during a period from the December 17, 1997 closing of the Offering and to and including the earlier of (a) the 90th day after the date on which the Securities and Exchange Commission declares effective the registration statement registering the shares of Common Stock issued in the Offering for resale pursuant to the Registration Rights Agreement, or (b) one year from the closing of the Offering. In addition, the Company agreed that it will not directly or indirectly, (i) offer, sell, contract to sell, make any short sale, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any shares of Common Stock or any securities convertible into or exchangeable or exercisable for or any rights to purchase or acquire Common Stock or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences or ownership of Common Stock without the prior written consent of the Placement Agent for the same period. Such prohibition does not apply to (A) shares of Common Stock issued by the Company upon the exercise of options granted under the Company's stock option plans or upon the exercise of other options and warrants outstanding on the date of such agreement, and (B)


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options to purchase Common Stock granted under the Company's stock option plans and shares of Common Stock issued upon the exercise thereof.

         The Company stated in its Quarterly Report on Form 10-Q for the quarter ended September 30, 1997 that, depending on certain factors, it believed that its available cash, cash equivalents and investment securities and investment income would be sufficient to fund the Company's operations until the end of the first calendar quarter 1998. After giving effect to the Offering and the receipt of the net proceeds therefrom, the Company currently believes that it should have sufficient funds to satisfy its operating expenses and capital requirements through the end of the calendar year 1998. However, the Company's future capital requirements will depend on many factors, including the following: the time and cost involved in obtaining regulatory approvals; the progress of its research and development projects; the progress of preclinical and clinical testing; the cost of filing, prosecuting, defending or enforcing any patent claims and other intellectual property rights; competing technological and market developments; changes and developments in the Company's existing collaborative, licensing and other relationships and the terms of any new collaborative, licensing and other arrangements that the Company may establish; and the development of commercialization activities and arrangements. The Company will require substantial additional funds for its research and development programs, preclinical and clinical testing, operating expenses, regulatory processes, and manufacturing programs. There can be no assurance that any required additional financing can be obtained, and if obtained, on reasonable terms.

         This Report contains "forward-looking statements" which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward looking statements. Factors that might cause such differences include risks and uncertainties related to the company's limited operating history and anticipated future losses, the company's future profitability and ability to meet its capital needs, product development, U.S. Food and Drug Admdinistration approval, government regulation, competition, market acceptance and other factors discussed under the heading, "Cautionary Statements Regarding Forward-Looking Statements" in the company's Annual Report on Form 10-K for the year ended December 31, 1996, and in other reports filed with the Securities and Exchange Commission.

                  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                         (c)    Exhibits

                         10.1 Registration Rights Agreement by and among the Company and the investors in the private placement of Common Stock, dated as of December 17, 1997.

                         99.1 Press Release issued by Biofield Corp. on December 18, 1997.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             BIOFIELD CORP.


Date: December 30, 1997                         By: /s/ Timothy G. Roche
     ---------------------------                -------------------------------
                                                Name: Timothy G. Roche
                                                Title: Vice President, Finance



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